PROJECT PROFILE
Hale Moiliili Honolulu, HI

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is financing the $116.8 million construction of Hale Moiliili, a mixed-use affordable housing development in Honolulu, Hawaii. This project will feature a 23-story tower alongside seven two-story townhome units, totaling 278 residential units.

Situated on the former site of the Stadium Bowl-O-Drome bowling alley in the vibrant McCully/Moiliili neighborhood, Hale Moiliili aims to enhance the community with modern, affordable living options. Residents will benefit from an array of amenities, including a community room, playground, courtyard/picnic area, community garden, and 315 parking spaces, all free of charge for tenants. Additionally, a small retail component on the ground floor will provide convenient shopping options for residents.

Strategically located in Central Honolulu, Hale Moiliili offers easy access to the H-1 highway, connecting tenants to the rest of Oahu and the international airport. This prime location not only fosters a sense of community for native Hawaiians but also promotes accessibility to local attractions such as state parks, making it an ideal living environment for families and individuals alike. Through this development, HIT is committed to addressing the pressing need for affordable housing in Hawaii.

HIT ROLE	The HIT is providing $60.6 million to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. Construction will be subject to the HIT’s 100% union labor requirement.

SOCIAL IMPACT	Hale Moiliili was designed to serve as a temporary housing solution for low-income Native Hawaiians on the waiting list for a 99-year homestead lot from the Department of Hawaiian Home Lands. Native Hawaiians, on average, spend 23 years on the waiting list for housing and comprise 40% of the state’s houseless population. All units will be subject to a 4% LIHTC allocation from HHFDC who will issue tax-exempt bonds with restricted rents ranging between 30% to 80% of Area Median Income.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $60.6 Million	Total Development Cost $116.8 Million	278 Units (100% affordable)	1,150 Hours of Union Construction Work Generated	$35.9 Million Tax revenue generated	$200.6 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Hale Moiliili Apartments – Honolulu, HI

“The Hawaii Building Trades are excited to partner with the HIT on another affordable housing project in Oahu. We take pride in knowing that each of the 278 new homes we’re building at Hale Moiliili was made possible through the HIT’s investment of union pension capital.”

- Gino Soquena, Executive Director

  Hawaii Building & Construction Trades Council AFL-CIO

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

10/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com